UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
_______________

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☐           Soliciting Material Pursuant to §240.14a-12
_______________

Zhongpin Inc.
(Name of Registrant as Specified in Its Charter)

(Name(s) of Person Filing Proxy Statement, if Other than Registrant)
_______________

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TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders
Proxy Statement	1
Date, Time and Place of Annual Meeting	1
Purpose of the Annual Meeting	1
Voting and Revocation of Proxies; Adjournment	1
Internet Availability and Solicitation	2
Quorum and Voting Rights	2
Householding of Annual Meeting Materials	3
Voting Securities and Principal Holders Thereof	4
Election of Directors (Proxy Item 1)	6
Director Nominees	7
Vote Required and Board of Directors’ Recommendation	7
Directors and Officers	7
Section 16(a) Beneficial Ownership Reporting Compliance	8
Board Meetings and Committees; Management Matters	8
Audit Committee	8
Compensation Committee	9
Nominating Committee	9
Stockholder Communications	10
Code of Ethics	10
Report of the Audit Committee of the Board of Directors	11
Executive Compensation	12
Summary of Cash and Certain Other Compensation	12
Executive Officer Compensation Table	12
Employment Agreements	13
Compensation Disclosure and Analysis	13
Stock-Based Compensation	14
Option Exercises and Stock Vested	15
Severance Benefits	15
Securities Authorized for Issuance Under Equity Compensation Plans	15
Board of Directors Compensation	16
Director Compensation Table	16
Certain Relationships and Related Transactions	17
Report of the Compensation Committee of the Board of Directors	17
Ratification of Appointment of Independent Auditors (Proxy Item 2)	18
Audit Fees	19
Vote Required and Board of Directors’ Recommendation	19
Stockholder Proposals	20
Other Business	20
Annual Report	20

Zhongpin Inc.
21 Changshe Road
Changge City, Henan Province
People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, JUNE 15, 2009

May 1, 2009

To the stockholders of Zhongpin Inc.:

Notice is hereby given that the annual meeting of stockholders of Zhongpin Inc., a Delaware corporation, will be held at our representative office located at Room 605A, Tower A, Raycom Info Tech Park, No. 2 Kexueyuan South Road, Haidian District, Beijing, People’s Republic of China 100190, on Monday, June 15, 2009 at 10:00 A.M., local time, for the following purposes:

1.	To elect five directors to our Board of Directors for the next year and until their successors are elected and qualified;

2.	To ratify the appointment of BDO Guangdong Dahua Delu CPAs, independent registered public accountants, as our independent auditors for our fiscal year ending December 31, 2009; and

3.	To consider and act upon such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Our Board of Directors has fixed the close of business on Wednesday, April 20, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow public companies to furnish proxy materials to their stockholders on the Internet.  We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the annual meeting. Whether or not you plan to attend the annual meeting, you should submit your proxy vote by telephone or electronically over the Internet, or, if you elect to receive a paper copy of the proxy materials, complete, sign, date and promptly return the enclosed proxy card to ensure that your shares will be represented at the meeting.  If you attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person. You should not send any certificates representing stock with your proxy card.

Sincerely,
/s/ Xianfu Zhu
Xianfu Zhu
Chairman of the Board

Zhongpin Inc.
21 Changshe Road
Changge City, Henan Province
People’s Republic of China

PROXY STATEMENT

Date, Time and Place of the Annual Meeting

This proxy statement is furnished to the stockholders of Zhongpin Inc. in connection with the solicitation, by order of our Board of Directors, of proxies to be voted at the annual meeting of stockholders to be held on Monday, June 15, 2009 at 10:00 A.M., local time, at our representative office located at Room 605A, Tower A, Raycom Info Tech Park, No. 2 Kexueyuan South Road, Haidian District, Beijing, People’s Republic of China 100190, and at any adjournment or adjournments thereof. The accompanying proxy is being solicited on behalf of our Board of Directors.  We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about Friday, May 1, 2009.

Purpose of the Annual Meeting

At the annual meeting, you will be asked to consider and vote upon the following matters:

1.	To elect five directors to our Board of Directors for the next year and until their successors are elected and qualified;

2.	To ratify the appointment of BDO Guangdong Dahua Delu CPAs, independent registered public accountants, as our independent auditors for our fiscal year ending December 31, 2009; and

3.	To consider and act upon such other business as may properly come before the meeting.

Voting and Revocation of Proxies; Adjournment

All of our voting securities represented by valid proxies, unless the stockholder otherwise specifies therein or unless revoked, will be voted FOR each of the director nominees set forth herein, FOR the ratification of BDO Guangdong Dahua Delu CPAs as our independent auditors and at the discretion of the proxy holders on any other matters that may properly come before the annual meeting.  Except as set forth above, our Board of Directors does not know of any matters to be considered at the annual meeting.

If a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly.  Any stockholder has the power to revoke such stockholder’s proxy at any time before it is voted.  A stockholder may revoke a proxy by delivering a written statement to our corporate secretary stating that the proxy is revoked, by submitting a subsequent proxy signed by the same person who signed the prior proxy, or by voting in person at the annual meeting.

As of April 20, 2009, we had a total of 27,609,592 shares of common stock outstanding and 2,094,037 shares of Series A convertible preferred stock outstanding.  Each outstanding share of our Series A convertible preferred stock entitles the holder to one vote on all matters presented to the stockholders for a vote.  A plurality of the votes cast at the annual meeting by the stockholders entitled to vote in the election is required to elect the director nominees and a majority of the votes cast by the stockholders entitled to vote at the annual meeting is required to take any other action, including the approval of our independent auditors.  For purposes of determining whether a proposal has received the required vote, abstentions will be included in the vote totals, with the result being that an abstention will have the same effect as a negative vote, except for the election of directors.  In instances where brokers are prohibited from exercising discretionary authority for beneficial holders who have not returned a proxy (so-called “broker non-votes”), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the annual meeting, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting.  The persons named as proxies will vote in favor of any such proposed adjournment or adjournments.  Under Delaware law, stockholders will not have cumulative voting, appraisal or similar rights in connection with any proposal set forth in this proxy statement.

Internet Availability and Solicitation

Pursuant to rules adopted by the Securities and Exchange Commission (the “Commission”), we have elected to provide access to our proxy materials, including this proxy statement and our 2008 annual report to stockholders (the “2008 Annual Report”), which includes our annual report on Form 10-K for the year ended December 31, 2008, over the Internet.  Accordingly, we intend to send out, on or about May 1, 2009, a Notice of Internet Availability of Proxy Materials (a “Notice”) to our stockholders of record and beneficial owners. Printed copies of our proxy materials will not be sent to stockholders who have received a Notice by mail.  Instead, stockholders will have the ability to access our proxy materials on the website indicated in the Notice or follow the instructions on the Notice to request to receive a printed set of the proxy materials.  In addition, the Notice will provide stockholders with instructions on how to submit their proxy vote by telephone or electronically over the Internet.  We encourage you to take advantage of the availability of our proxy materials on the Internet.

We will bear the cost of the solicitation of proxies related to the annual meeting.  We have retained BNY Mellon Shareholder Services and Broadridge Financial Services, Inc. to assist us in the forwarding of our proxy materials, including the Notice, and the retrieval of proxies.  In addition, certain of our directors, officers or other employees may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record.  No additional compensation will be paid to our directors, officers or other employees for such services.

Quorum and Voting Rights

Our Board of Directors has fixed Wednesday, April 20, 2009, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.  Holders of record of shares of our common stock and Series A convertible preferred stock at the close of business on the record date will be entitled to one vote for each share held.  The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting.  Shares that abstain or for which the authority to vote is withheld on certain matters will, however, be treated as present for quorum purposes on all matters.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of this proxy statement or 2008 Annual Report may be sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you write or call us at the following address or telephone number: Zhongpin Inc., 21 Changshe Road, Changge City, Henan Province, People’s Republic of China 461500, telephone: 0086 374-621-6633.  If you want to receive separate copies of this proxy statement or the 2008 Annual Report, or any future proxy statements or annual reports, or if you are currently receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth, as of April 1, 2009, the names, addresses and number of shares of our common stock beneficially owned by all persons known to us to be beneficial owners of more than 5% of the outstanding shares of our common stock, and the names and number of shares beneficially owned by each of our directors and executive officers, and all of our executive officers and directors as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned).  As of April 1, 2009, we had a total of 27,609,592 shares of common stock outstanding.

Name and Address of Beneficial Owner *	Number of Shares and Nature of Beneficial Ownership(1)		Percent of Common Stock Outstanding(2)
Xianfu Zhu c/o Zhongpin Inc. 21 Changshe Road Changge City, Henan Province The People’s Republic of China	6,407,506	(3)	23.2%

Entities and/or persons having securities managed by Barry M. Kitt 4965 Preston Park Blvd Suite 240 Plano, TX 75093	3,096,230	(4)	11.2%

Chaoyang Liu	653,208	(5)	2.4%

Baoke Ben	871,459	(6)	3.2%

Feng Wang	—	(7)	—

Min Chen	—		—

Raymond Leal	30,000	(8)	—

Yaoguo Pan	—		—

All directors and executive officers as a group (seven persons)	7,962,173		28.8%
_______________

*       Unless otherwise indicated, the address of each of the persons is in the care of Zhongpin Inc.

(1)
A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

(2)
For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of April 1, 2009.  For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of April 1, 2009 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.  The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(3)
Includes 40,000 shares of common stock issuable upon the exercise of vested stock options, and excludes 80,000 shares of common stock issuable upon the exercise of unvested stock options granted to Mr. Zhu.

(4)
Pinnacle Advisers, L.P. (“Advisers”) is the general partner of The Pinnacle Fund, L.P. (“Pinnacle”), which owns 2,060,828 shares of our common stock.  Pinnacle Fund Management, LLC (“Management”) is the general partner of Advisers. Mr. Barry Kitt is the sole member of Management.  Mr. Kitt may be deemed to be the beneficial owner of the shares of  common stock beneficially owned by Pinnacle. Mr. Kitt expressly disclaims beneficial ownership of all shares of common stock beneficially owned by Pinnacle China.

Mr. Kitt is the manager of Kitt China Management, LLC (“China Manager”).  China Manager is the manager of Pinnacle China Management, LLC (“China Management”).  China Management is the general partner of Pinnacle China Advisers, L.P. (“China Advisers”).   China Advisers is the general partner of Pinnacle China Fund, L.P. ("Pinnacle China").  As of April 1, 2009, Pinnacle China was the owner of  (i) 1,031,402 shares of our common stock and (ii) 1,450,000 shares of our Series A convertible preferred stock that are convertible into 1,450,000 shares of common stock.  The Series A convertible preferred stock contains provisions known as “exercise caps,” which prohibit the holder of the shares of Series A convertible preferred stock (and its affiliates) from converting such shares to the extent that giving effect to such conversion, such holder would beneficially own in excess of 9.999% of our outstanding common stock.  In the absence of such caps, Pinnacle China would have the right to fully convert the Series A convertible preferred stock issuable as a result thereof.  This would result in Pinnacle China owning, if such conversion were to occur as of April 1, 2009 (and was based on the outstanding amount disclosed above as of April 1, 2009, in which case assuming conversion in full of the Series A convertible preferred stock owned by Pinnacle China, we would have a total of 29,059,592 shares of our common stock outstanding), 8.5% of our common stock.  Mr. Kitt may be deemed to be a beneficial owner of the shares of common stock beneficially owned by Pinnacle China.  Mr. Kitt expressly disclaims beneficial ownership of all shares of common stock beneficially owned by Pinnacle China.

An aggregate of 4,000 shares of our common stock are held by children of Mr. Kitt.  Mr. Kitt may be deemed to be the beneficial owner of the shares of  common stock beneficially owned by his children. Mr. Kitt expressly disclaims beneficial ownership of all shares of common stock beneficially owned by his children.

Each of Pinnacle and Pinnacle China expressly disclaim beneficial ownership of all shares of our common stock owned by the other as well as those shares owned by the children of Mr. Kitt.

In the absence of any “exercise caps” on the Series A convertible preferred stock owned by Pinnacle China, when aggregating all of the shares of our common stock issued or issuable to Mr. Kitt’s children, Pinnacle and Pinnacle China, respectively, as of April 1, 2009, Mr. Kitt could be deemed to have owned 4,546,230 shares of our common stock, or 15.6% of the shares of our common stock outstanding, at such date.  Mr. Kitt expressly disclaims beneficial ownership of all shares of our common stock beneficially owned by his children, Pinnacle and Pinnacle China, respectively.

(5)
Includes 33,334 shares of common stock issuable upon the exercise of vested stock options, and excludes 66,666 shares of common stock issuable upon the exercise of unvested stock options granted to Mr. Liu.

(6)
Includes 33,334 shares of common stock issuable upon the exercise vested stock options, and excludes 66,666 shares of common stock issuable upon the exercise of unvested stock options granted to Mr. Ben.

(7)	Does not include 100,000 shares of common stock that are issuable upon exercise of unvested stock options granted to Mr. Wang.

(8)	Represents 30,000 shares issuable upon the exercise of vested stock options granted to Mr. Leal.

From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

ELECTION OF DIRECTORS
(Proxy Item 1)

Our amended and restated by-laws provide that the number of our directors shall be not more than seven nor less than two, as fixed from time to time in our by-laws or by our Board of Directors.  The Board currently consists of five members, all of whom are standing for re-election.  The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

So long as the number of shares of our common stock issuable upon conversion of the outstanding shares of our Series A convertible preferred stock is greater than 10% of the number of our outstanding shares of common stock on a fully diluted basis, the holders of shares of our Series A convertible preferred stock, as a separate class, are entitled to elect one member of our Board of Directors.  Any director elected by the holders of Series A convertible preferred stock may be removed without cause only by the affirmative vote of the holders of our Series A convertible preferred stock.  The holders of our common stock and the holders of our Series A convertible preferred stock, voting together as a single class, are entitled to elect the balance of the total number of directors of our company.  The holders of our Series A convertible preferred stock have not yet nominated or elected any person to serve on our Board of Directors.

Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to our Board of Directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified.  Although our directors have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by our Board of Directors.

Director Nominees

The following table sets forth certain information regarding our director nominees, as furnished by the nominees as of April 1, 2009.  All of the following individuals currently serve as directors of our company.

Name	Age	Principal Occupation for Past Five Years and Current Public Directorships or Trusteeships

Xianfu Zhu	45
Chairman of the Board and Chief Executive Officer of our company since January 2006; Chairman and Chief Executive Officer of our wholly-owned subsidiary and the predecessor to our company, Henan Zhongpin Food Share Co., Ltd. (“Henan Zhongpin”), since its inception in 1993.

Baoke Ben	45
Director since June 2007; Executive Vice President and Secretary of our company since January 2006; Executive Vice President of Henan Zhongpin since July 2002 and Director of Technology of Henan Zhongpin from 1999 to July 2002.

Min Chen	51
Director since October 2007; Vice President for Asia-Pacific for Engineering Control System Co., Ltd., a computer hardware designer and manufacturer, since February 2009; Managing Director for Asia-Pacific for Kongsberg Driveline Systems, Inc., a manufacturer of automobile parts and products, from January 2008 to December 2008; Vice President of Corporate Business Development for Asia at Teleflex Inc., a diversified company with aerospace, automotive, marine, industrial and medical businesses, from 1996 to December 2007.

Name	Age	Principal Occupation for Past Five Years and Current Public Directorships or Trusteeships

Raymond Leal	68
Director since June 2007; Adjunct Professor at Coastal Carolina University and Webster University since 1997; Financial Advisor to several regional investment banks based in Atlanta, Georgia from 1990 to June 2002.

Yaoguo Pan	52
Director since September 2007; Researcher at the Development Research Center, a policy research and consulting institution directly under the State Council of the People’s Republic of China, since 1990.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, a plurality of the votes cast at the annual meeting of stockholders by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees.  For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

Our Board of Directors recommends a vote FOR election of each of the nominees listed above.

DIRECTORS AND OFFICERS

Biographical information concerning our directors is set forth above under the caption “Election of Directors – Director Nominees.”

Our current executive officers are listed below.

Name	Age	Title
Xianfu Zhu	45	Chairman of the Board, Chief Executive Officer and President
Baoke Ben	45	Executive Vice President, Secretary and Director
Feng Wang	34	Chief Financial Officer, Vice President, Treasurer and Financial Controller
Chaoyang Liu	36	Vice President of Operations

All officers serve at the pleasure of our Board of Directors.  There are no family relationships among any of our officers and directors.

Information regarding the principal occupations of Messrs. Zhu and Ben over the last five years is set forth above under the heading “Director Nominees.”  Information regarding the principal occupations of our other executive officers over the past five years is set forth below.

Feng Wang. Mr. Wang became our Vice President, Chief Financial Officer, Financial Controller and Treasurer in October 2008.  From November 2007 through October 2008, Mr. Wang served as Group Finance Controller at Agria Corporation, an agri-solutions provider that is listed on the New York Stock Exchange.  From September 2006 through November 2007, Mr. Wang served as Deputy Chief Financial Officer at Beijing Media Company, an adverting sales company that is listed on the Stock Exchange of Hong Kong.  From January 2005 until July 2006, Mr. Wang served as Finance Director of Mediact Jingwen Media Group, a music publishing, advertising and public relations company located in Beijing.  From May 2003 until November 2004, Mr. Wang pursued his Master’s of Business Administration at China Europe International Business School in Shanghai and was an exchange student at The Michael Smurfit Business School at University College in Dublin, Ireland.

Chaoyang Liu.  Mr. Liu became our Vice President of Operations in September 2007.  Since June 2005, Mr. Liu has also been serving as General Manager of our chilled and frozen products department.  In addition, Mr. Liu has served as Chairman of Henan Zhongpin Business Development Company, Ltd. since September 2006 and Chairman of Heilongjiang Zhongpin Food Company, Ltd. since November 2006.  Mr. Liu joined Henan Zhongpin in 1993 and has been responsible for several areas of its operations, including product distribution, market research and product improvement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“10% Stockholders”), to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Stockholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such reports received by us, we believe that for the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to our officers, directors and 10% Stockholders were complied with.

Board Meetings and Committees; Management Matters

Our Board of Directors held two meetings during the year ended December 31, 2008.  Each director attended at least 75% of the Board of Directors and committee meetings of which he was a member during such time as he served as a director.  From time to time, the members of our Board of Directors act by unanimous written consent in accordance with Delaware law.  During the year ended December 31, 2008, our Board of Directors took action by unanimous consent on five occasions.  We do not have a formal policy regarding attendance by members of our Board of Directors at our annual meetings of stockholders, but we encourage all members of our Board of Directors to attend such meetings.

Our Board of Directors has a standing audit committee, nominating committee and compensation committee.  Each committee carries out its responsibilities pursuant to written charters, which are available on our Internet website at www.zpfood.com.

Audit Committee.  The Audit Committee, which currently is comprised of Messrs. Raymond Leal (chairman), Min Chen and Yaoguo Pan, met five times during 2008.  Each member of the Audit Committee is independent, as defined in the listing standards of The NASDAQ Stock Market, Inc. (“Nasdaq”).  The Audit Committee assists the Board in overseeing (i) our accounting and financial reporting processes and principles, (ii) our disclosure controls and procedures and internal control over financial reporting designed to promote compliance with generally accepted accounting principles and applicable laws and regulations, (iii) the preparation, presentation and integrity of our financial statements, and (iv) the administration of an audit our annual financial statements by our independent auditor in accordance with generally accepted accounting standards.  The Board has determined that Mr. Leal qualifies as an Audit Committee Financial Expert under applicable rules of the Commission and satisfies the financial literacy and experience requirements under the applicable Nasdaq standards.

Compensation Committee.  The Compensation Committee, which is currently comprised of Messrs. Pan (chairman), Leal and Chen, met one time during 2008 and took action by unanimous written consent on two occasions during 2008.  The purpose of the Compensation Committee is to assist the Board in discharging its responsibilities related to compensation of our executive officers, to oversee all compensation programs involving the use of the our stock and to produce an annual report on executive compensation for inclusion in our proxy statement for our annual meeting of stockholders.

Nominating Committee.  The Nominating Committee, which is currently comprised of Messrs. Chen (chairman), Leal and Pan, met two times during 2008. The purpose of the Nominating Committee is to (i) identify individuals who are qualified to become members of our Board of Directors, (ii) select, or recommend that the Board of Directors select, director nominees to be presented for stockholder approval at the annual meeting, (iii) select, or recommend that the Board of Directors select, the composition of the committees of the Board of Directors and (iv) perform such other functions as the Board of Directors may from time to time request.

It is a policy of the Nominating Committee that candidates for director (i) be determined to have unquestionable integrity and honesty, (ii) have the ability to exercise sound, mature and independent business judgment that is in the best interests of the stockholders as a whole, (iii) have a background and experience in fields that will compliment the talents of the other members of our Board of Directors, (iv) have the willingness and capability to take the time to actively participate in Board and committee meetings and related activities, (v) have the ability to work professionally and effectively with other members of our Board of Directors and our management, (vi) have the ability to remain on our Board of Directors long enough to make a meaningful contribution, and (vii) have no material relationships with competitors or other third parties that could create a reasonable likelihood of a conflict of interest or other legal issues.

When considering potential director nominees, the Nominating Committee also will consider the current composition of our Board of Directors and our evolving needs, including expertise, diversity and balance of inside, outside and independent directors.  In compiling its list of possible candidates and considering their qualifications, the Nominating Committee will make its own inquiries, solicit input from other directors on our Board of Directors, and may consult or engage other sources, such as a professional search firm, if it deems appropriate.

The Nominating Committee will consider director candidates recommended by our stockholders provided the stockholders follow the procedures set forth below.  The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate is recommended by a stockholder or otherwise.

Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to our Board of Directors at our 2010 annual meeting of stockholders may do so by submitting a written recommendation to the Nominating Committee, care of Zhongpin Inc. at 21 Changshe Road, Changge City, Henan Province, People’s Republic of China 461500, Attention: Mr. Baoke Ben, in accordance with the procedures set forth below in this proxy statement under the heading “Stockholder Proposals.”  For nominees for election to our Board of Directors proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

•
The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director.

•	A signed consent of the nominee to being named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and

•
As to the stockholder proposing such nominee, that stockholder’s name and address, the class and number of shares of our capital stock the stockholder beneficially owns, a description of all arrangements or understandings between the stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the stockholder has recommended the candidate for election as a director in that fiscal year, and a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

Stockholder Communications

Our Board of Directors has implemented a process for our stockholders to send communications to our Board of Directors.  Any stockholder desiring to communicate with our Board of Directors, or with specific individual directors, may do so by writing to Mr. Baoke Ben, Secretary, at Zhongpin Inc., 21 Changshe Road, Changge City, Henan Province, People’s Republic of China 461500.  Our Secretary has the authority to disregard any inappropriate communications or take other appropriate actions with respect to any such inappropriate communications.  If deemed an appropriate communication, our Secretary will submit a stockholder’s correspondence to our Chairman of the Board of Directors or to any specific director to whom the correspondence is directed.

Code of Ethics

We have adopted a code of business conduct and ethics for our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer.  In addition, we have adopted a supplemental code of ethics for our financial executives and all employees in our accounting department.  The text of our codes are posted on our Internet website at www.zpfood.com.  We intend to disclose any changes in or waivers from our codes of ethics that are required to be publicly disclosed by posting such information on our website or by filing with the Commission a Current Report on Form 8-K.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2008 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management.  In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2008 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and Nasdaq, and meets all other requirements of Nasdaq and of such rules of the Commission.

Respectfully submitted by the Audit Committee,
Raymond Leal, Chairman
Min Chen
Yaoguo Pan

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to each person serving as our principal executive officer or a principal financial officer during the year ended December 31, 2008, and the other most highly compensated officers whose total compensation exceeded $100,000 during fiscal 2008.  Accordingly, our “Named Executive Officers” are Mr. Zhu, Mr. Ben, Mr. Wang, Mr. Liu and Ms. Ma.

Executive Officer
Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)

Xianfu Zhu(2)	2008	$165,000	—		$239,932	—	—	—	$404,932
Chairman and Chief	2007	120,000	—	—	11,175	—	—	—	131,175
Executive Officer	2006	113,333	—	—	—	—	—	—	113,333

Baoke Ben(3)	2008	$110,000	—	—	$199,943	—	—	—	$309,943
Director, Executive	2007	80,000	—	—	9,312	—	—	—	89,312
Vice President and Secretary	2006	80,000	—	—	—	—	—	—	80,000

Feng Wang(4)	2008	$30,000	—	—	—	—	—	—	$30,000
Vice President, Chief	2007	—	—	—	—	—	—	—	—
Financial Officer and Treasurer	2006	—	—	—	—	—	—	—	—

Chaoyang Liu(5)	2008	$80,000	—	—	$199,943	—	—	—	$279,943
Vice President of	2007	80,000	—	—	9,312	—	—	—	89,312
Operations	2006	80,000	—	—	—	—	—	—	80,000

Yuanmei Ma(6)	2008	$97,500			$89,723				$187,223
Former Chief Financial	2007	90,000	—	—	49,532	—	—	—	139,532
Officer	2006	73,335	20,000	—	—	—	—	—	93,335
____________

(1)
Represents expense recognized with respect to stock options granted during 2007 in accordance with SFAS 123R.  See Note 13 in Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for the relevant assumptions we used to determine the valuation of our stock option awards in 2007.

(2)	Mr. Zhu was elected our Chairman of the Board and Chief Executive Officer on January 30, 2006.

(3)	Mr. Ben was elected Executive Vice President and Secretary on January 30, 2006.

(4)	Mr. Wang was elected our Chief Financial Officer on October 7, 2008.

(5)	Mr. Liu was elected Vice President of Operations on September 4, 2007.

(6)	Ms. Ma was elected our Chief Financial Officer on January 30, 2006 and served until her resignation on October 6, 2008.

Employment Agreements

Effective November 18, 2008, we entered into a three-year employment agreement with Mr. Feng Wang, our Vice President, Chief Financial Officer and Treasurer, expiring in August 2011, further to which Mr. Wang will receive an annual base salary of $120,000.  Any stock option awards that we may grant to Mr. Wang will be granted pursuant to a separate agreement.  Mr. Wang may terminate his employment upon three months advance notice to us.  We do not have any change-in-control or severance agreement with Mr. Wang, but he is entitled to the benefits under applicable employment laws of the People’s Republic of China (the “PRC”) described under the heading "Severance Benefits".  We do not have employment agreements with any of our other executive officers.

Compensation Disclosure and Analysis

Our executive compensation to date has been fairly simplistic and less structured than a more mature U.S.-based corporation.  As most of our executive officers were founders of our principal operating subsidiary, their ownership in our company has driven their philosophy to provide modest salaries and no annual bonus.  As a result, our management compensation primarily has been comprised of a cash base salary and, only recently and to a lesser degree, stock options.  The amounts of such cash compensation were initially determined prior to our becoming a public company and, given the stock ownership of our senior management, were based upon our desire to balance the early stage of our development and our need to conserve working capital, on the one hand, and the economic needs of our management, on the other hand.  Since we became publicly owned in January 2006, these considerations have continued to drive the appropriate amount and type of compensation we have paid our executives.  However, in October 2007, as part of the process of listing our common stock on Nasdaq, our Board of Directors established the Compensation Committee to assist with the analysis and determination of the compensation structure for our executive officers.  We expect that, in the future, the Compensation Committee will work with our Chief Executive Officer and other senior executives in determining management compensation.

Our Compensation Committee’s goals in regards to executive compensation are primarily to recruit, hire, retain, motivate and reward the most talented executives possible by providing annual, short-term and long-term compensation incentives to achieve our specified performance objectives, and to create long-term value for our stockholders.  We intend in the future to align the interests of key executives with our stockholders by implementing compensation plans that tie a substantial portion of our executive’s overall compensation to key strategic, operational and financial goals, such as achievement of budgeted levels of revenues and EBITDA, and other non-financial goals that our Board of Directors may deem important.

Our Compensation Committee intends to adopt a more comprehensive approach to evaluating our management compensation on an annual basis.  We expect that our Board of Directors and the Compensation Committee will evaluate individual executive performance with a goal at setting compensation  at levels that will be based on their general business and industry knowledge and experience and that will be comparable with executives in other companies of similar size and stage of development, while taking into account our relative performance and our own strategic goals.  We plan to conduct an annual review of the aggregate level of our executive compensation as part of the annual budget review and annual performance review processes, which we anticipate will include determining the operating metrics and non-financial elements used to measure our performance and to compensate our executive officers.  This review is expected to be based on our knowledge of how other similarly-situated companies measure their executive performance and on the key operating metrics that are critical in our effort to increase the value of our company.

We are still in the process of reexamining the structure of our management compensation program.  We are looking to the compensation programs of similarly-situated companies and are considering other factors, such as performance, length of service, peer evaluations, subjective and objective reviews and other factors.  Historically, our compensation structure was based upon prevailing norms in the PRC, where it is somewhat unusual for executive officers to make significantly more than middle management or executives of subsidiaries in the United States.  However, we believe we are now in a position to compensate our executives in cash amounts that better reflect their efforts on behalf of our company and the progress our company has made in terms of revenue and earnings growth.  Nevertheless, we believe the cash amounts we intend to pay to our executive officers in fiscal 2009 is significantly less than that paid to executives in the United States for companies of similar size and with similar revenues and profits.  This reflects management’s concern over the fairness to our employees in the PRC and avoiding discrepancies between our executive pay and the pay of our middle management and other employees.

We also expect that in the future our management and the Compensation Committee will receive guidance from advisors and consultants in determining the best way to allocate total compensation between cash and equity-based compensation and on benchmarking our management compensation structure to a peer group of similarly-situated companies, while considering the balance between short-term and long-term incentives.  We have not yet commenced the process of developing our peer group, which is expected to consist primarily of U.S.-based meat processing companies and other public companies with similar revenues.  We also have considered retaining one or more compensation consultants to assist us with information regarding market data for executive compensation in similar industries and situations.

Consistent with our historical practices, the fiscal 2008 compensation for our executive officers was determined after due consideration of the input of our most senior management.   In April 2009, the Compensation Committee met with such management and determined that the annual base salaries of the Named Executive Officers for fiscal 2009 shall remain at their fiscal 2008 levels as follows:  $180,000 for Mr. Zhu, our President and Chief Executive Officer, $120,000 for Mr. Baoke Ben, our Executive Vice President and Secretary, $120,000 for Mr. Feng Wang, our Chief Financial Officer, and $80,000 for Mr. Chaoyang Liu, our Vice President of Operations.

Stock-Based Compensation

The following table sets forth certain information with respect to the outstanding equity awards held by the Named Executive Officers at December 31, 2008.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Xianfu Zhu(1)	40,000	80,000	—	$11.76	12/14/12	—	—	—	—
Baoke Ben(2)	33,334	66,666	—	$11.76	12/14/12
Chaoyang Liu(3)	33,334	66,666	—	$11.76	12/14/12
Feng Wang	—	—	—	—	—	—	—	—	—
Yuanmei Ma(4)	—	—	—	—	—	—	—	—	—
_______

(1)
Mr. Zhu’s options were granted on December 14, 2007, have a term of five years and will vest over a three-year period, with 40,000 of the shares vesting on December 14, 2008, 40,000 of the shares vesting on December 14, 2009 and 40,000 of the shares vesting on December 14, 2010.

(2)
Mr. Ben’s options were granted on December 14, 2007, have a term of five years and will vest over a three-year period, with 33,334 of the shares vesting on December 14, 2008, 33,333 of the shares vesting on December 14, 2009 and 33,333 of the shares vesting on December 14, 2010.

(3)
Mr. Liu’s options were granted on December 14, 2007, have a term of five years and will vest over a three-year period, with 33,334 of the shares vesting on December 14, 2008, 33,333 of the shares vesting on December 14, 2009 and 33,333 of the shares vesting on December 14, 2010.

(4)
Ms. Ma was granted 100,000 options on August 23, 2007 that were to vest over a three-year period, with 33,333 of the shares vesting on August 23, 2008, 33,333 of the shares vesting on August 23, 2009 and 33,334 of the shares vesting on August 23, 2010.  Ms. Ma exercised 33,333 vested options on December 11, 2008.  Pursuant to the terms of Ms. Ma’s stock option agreement, the unvested options expired upon her resignation on October 6, 2008.

The following table sets forth certain information with respect to the exercise of any vested equity awards made by the Named Executive Officers during the year ended December 31, 2008.

Option Exercises and Stock Vested

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($)
Xianfu Zhu	—	—	—	—
Feng Wang	—	—	—	—
Baoke Ben	—	—	—	—
Chaoyang Liu	—	—	—	—
Yuanmei Ma(1)	33,333	$48,687	—	—

(1)	Ms. Ma exercised options to purchase 33,333 shares of common stock on December 11, 2008.

Severance Benefits

Under the applicable laws of the PRC, we must pay severance to all employees who are Chinese nationals and who are terminated with or without cause, or whose employment agreement with us expires and with whom we choose not to continue their employment.  The severance benefit required to be paid under the laws of the PRC equals the average monthly compensation paid to the terminated employee (including any bonuses or other payments made in the 12 months prior to the employee’s termination) multiplied by the number of years the employee has been employed with us, plus an additional month’s salary if 30 days’ prior notice of such termination has not been given.  However, if the average monthly compensation to be received by the terminated employee exceeds three times the average monthly salary of the employee’s local area, as determined and published by the local government, such average monthly compensation shall be capped at three times the average monthly salary of the employee’s local area.  None of our employees, including our executive officers, has any other agreement or arrangement under which he or she may be entitled to severance payments upon termination of employment.

Securities Authorized for Issuance Under Equity Compensation Plans

On January 30, 2006, our Board of Directors and stockholders adopted and approved, and on February 27, 2007 our Board of Directors and stockholders approved the amendment and restatement of, our 2006 Amended and Restated Equity Incentive Plan (the “Incentive Plan”).  On April 21, 2008, the Compensation Committee of our Board of Directors approved an amendment to the Incentive Plan, which was approved by our stockholders on June 26, 2008, increasing the authorized shares from 1,800,000 shares to 2,500,000 shares.  The Inventive Plan currently allows for awards of stock options, restricted stock grants and share appreciation rates for up to 2,500,000 shares of common stock.

As of December 31, 2008, options to purchase 710,000 shares of common stock had been granted under the Incentive Plan, of which 33,333 have been exercised and 66,667 have expired.  Options granted in the future under the Incentive Plan are within the discretion of our Board of Directors.  The following table summarizes the number of shares of our common stock authorized for issuance under our equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options	(b) Weighted- Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	610,000	$11.63	1,856,667

Equity compensation plans not approved by security holders	0	N/A	0

Total	610,000	$11.63	1,856,667

Board of Directors Compensation

Directors who are employees of our company or of any of our subsidiaries receive no additional compensation for serving on our Board of Directors or any of its committees.  All directors who are not employees of our company or of any of our subsidiaries are compensated at the rate of $30,000 per year and are reimbursed for their expenses incurred in attending Board and committee meetings.

The following table provides compensation information for all of our non-employee directors during 2008.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)

Min Chen	$30,000		—	—		—	—	—	$30,000
Raymond Leal	45,000	(1)	—	$80,584	(2)	—	—	—	125,584
Yaoguo Pan	30,000		—	—		—	—	—	30,000
_____________

(1)	Mr. Leal receives $30,000 annual compensation for his service as a director and $15,000 for his service as chairman of the Audit Committee of our Board of Directors.

(2)
Mr. Leal was granted options to purchase 30,000 shares of common stock, at an exercise price of $9.20 per share, on August 23, 2007.  The expense recognized during 2008 for this grant was determined in accordance with SFAS 123R.  See Note 13 in Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for the relevant assumptions we used to determine the valuation of our stock option awards in 2008.

Certain Relationships and Related Transactions

Our Board of Directors is committed to maintaining the highest legal and ethical obligations and recognizes that  related party transactions can represent a heightened risk of potential or actual conflicts of interest.  The charter of the Audit Committee of our Board of Directors requires that members of the Audit Committee, all of whom are independent directors, review, approve and publicly disclose related party transactions for which such approval is required under applicable law, including the rules of the Commission and of Nasdaq.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The following report has been submitted by the Compensation Committee of our Board of Directors:

The Compensation Committee of our Board of Directors has reviewed and discussed our Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our definitive proxy statement on Schedule 14A for our 2009 annual meeting, which is incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, each as filed with the Commission.

Respectfully submitted,

Yaoguo Pan, Chairman
Min Chen
Raymond Leal

The foregoing Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Compensation Committee report by reference therein.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Proxy Item 2)

On February 22, 2008, the Audit Committee of our Board of Directors recommended and approved the dismissal of Child Van Wagoner & Bradshaw, PLLC (“CVW&B”) as our independent public accountants, effective upon the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, and on June 26, 2008, at our annual meeting, our shareholders ratified the appointment of BDO Guangdong Dahua Delu CPAs (“BDO Dahua”) as our independent registered public accounting firm for the fiscal year ended December 31, 2008. CVW&B completed its procedures regarding our unaudited financial statements for the quarter ended March 31, 2008 and our Quarterly Report on Form 10-Q in which such financial statements were included.  BDO Dahua then commenced its engagement with the review of our unaudited financial statements for our fiscal quarter ended June 30, 2008.
.
The reports of CVW&B on our consolidated financial statements for the fiscal years ended December 31, 2007 and December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2007 and December 31, 2006, there were no disagreements with CVW&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of CVW&B, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on our financial statements for such years.  Additionally, there were no disagreements with CVW&B through the date of this proxy statement.  During the fiscal years ended December 31, 2007 and December 31, 2006, and through the date of this proxy statement, there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2007 and December 31, 2006, and through the date of this proxy statement, neither we, nor anyone on our behalf, consulted BDO Dahua regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered with respect to our financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

In the event that ratification of this appointment of independent auditors is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of our independent auditors will be reconsidered by our Board of Directors. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of BDO Dahua as our independent auditors for the fiscal year ending December 31, 2009.

Representatives of BDO Dahua are expected to attend the annual meeting of stockholders by telephone conference call, and each such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from stockholders.

Your ratification of the appointment of BDO Dahua as our independent auditors for the fiscal year ending December 31, 2009 does not preclude our Board of Directors from terminating its engagement of BDO Dahua and retaining a new independent auditor, if it determines that such an action would be in our best interests.

Audit Fees

Audit Fees

The aggregate fees billed by BDO Dahua for professional services rendered for the audit of our annual financial statements for the last fiscal year and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the last fiscal year and for our Sarbanes-Oxley Act of 2002 compliance audit was $600,000.  The aggregate fees billed by CVW&B for professional services rendered for the audit of our financial statements for the fiscal year ended December 31, 2007 through the date of their dismissal on June 10, 2008 was $157,500.

Audit-Related Fees

We did not engage our principal accountants to provide assurance or related services during the last two fiscal years.

Tax Fees

The aggregate fees billed by our tax consultants for tax compliance, tax advice and tax planning services rendered to us during the last two fiscal years was $53,765 and $11,400, respectively.

All Other Fees

We did not engage our principal accountants to render services to us during the last two fiscal years, other than as reported above.

Pre-Approval Policies and Procedures

The Audit Committee of our Board of Directors has the sole authority to appoint or replace our independent auditor. Our Audit Committee is directly responsible for the compensation and oversight of the work of our independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Our independent auditor is engaged by, and reports directly to, our Audit Committee.

Our Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, all of which are approved by our Board prior to the completion of the audit.  Our Audit Committee has complied with the procedures set forth above and all services reported above were approved in accordance with such procedures.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal.  For purposes of the ratification of our independent auditors, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

Our Board of Directors recommends a vote FOR ratification of the appointment of BDO Dahua as our independent auditors for the fiscal year ending December 31, 2009.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at our 2010 annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive office by December 23, 2009 and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act.  If a stockholder intends to submit a proposal at our 2010 annual meeting of stockholders, which proposal is not intended to be included in the our proxy statement and form of proxy relating to that meeting, the stockholder must provide appropriate notice to us not later than March 15, 2010 in order to be considered timely submitted within the meaning of Rule 14a-4(c) of the Exchange Act.   As to all such matters which we do not have notice on or prior to March 15, 2010, discretionary authority shall be granted to the persons designated in our proxy related to the 2010 annual meeting of stockholders to vote on such proposal.

OTHER BUSINESS

Other than as described above, our Board of Directors knows of no matters to be presented at the annual meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this proxy statement do properly come before the meeting or any adjournment thereof.

ANNUAL REPORT

Upon written request to Mr. Baoke Ben, Secretary, Zhongpin Inc., 21 Changshe Road, Changge City, Henan Province, People’s Republic of China 461500, will provide without charge to each person requesting a copy of our 2008 Annual Report or annual report on Form 10-K for the year ended December 31, 2008, including the financial statements filed therewith.  We will furnish a requesting stockholder with any exhibit not contained therein upon specific request.  In addition, this proxy statement, as well as our 2008 Annual Report and annual report on Form 10-K for the year ended December 31, 2008, are available on our Internet website at www.zpfood.com.

By Order of the Board of Directors,
/s/ Xianfu Zhu
Xianfu Zhu
Chairman of the Board
Dated:	May 1, 2009
Changge City, People’s
Republic of China

Mark, Sign, Date and Return The Proxy Card Promptly Using the Enclosed Envelope.	Please mark your votes as indicated in this example	☒

	FOR	WITHHOLD FOR ALL	*EXCEPTIONS			FOR	AGAINST	ABSTAIN

1. Election of Directors Nominees: 01 Xianfu Zhu 02 Baoke Ben	☐	☐	☐	2.	Ratify the appointment of BDO Guangdong Dahua Delu CPAs, independent registered public accountants, as the Company’s Independent Auditors for the fiscal year ending December 31, 2009.	☐	☐	☐
03 Min Chen 04 Raymond Leal 05 Yaoguo Pan					Mark box at right if you wish to give a discretionary proxy to Messrs. Xianfu Zhu and/or Baoke Ben.			☐

    (INSTRUCTIONS: To withhold authority to vote for any
    individual nominee, mark the “Exceptions” box and write
    that nominee’s name in the space provided below.)

    *Exceptions _____________________________________
					PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Mark Here for Address
Change or Comments	☐
SEE REVERSE

Signature	Signature	Date
Please sign this Proxy exactly as your name(s) appear(s) on the books of the transfer agent. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

  FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM New York Time the day prior to the day of the Annual meeting.

Zhongpin Inc.	INTERNET http://www.eproxy.com/hogs Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-580-9477 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of stockholders
The Proxy Statement and the 2008 Annual Report to Stockholders are available at:
http://bnymellon.mobular.net/bnymellon/hogs
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

47746

ZHONGPIN INC.
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310-1900

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a holder of record on April 20, 2009 of Common Stock or Series A Convertible Preferred Stock of Zhongpin Inc., hereby revokes all other proxies and appoints Messrs. Xianfu Zhu and Baoke Ben, or either of them, each with full power of substitution, as proxy for the undersigned, to attend the Annual Meeting of Stockholders of Zhongpin Inc. on June 15, 2009 (the “Annual Meeting”), and at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast in respect of the Common Stock or Series A Convertible Preferred Stock registered in the name of the undersigned at the Annual Meeting, and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned as if personally present at the Annual Meeting.

This Proxy, when properly signed and dated, will be voted in the manner directed as specified by the undersigned, but if no specification is made, this Proxy will be voted FOR items 1 and 2, and will be voted in the discretion of Messrs. Xianfu Zhu and Baoke Ben, or either of them, on any other matters that may properly come before the Meeting or any adjournment or postponement thereof. A detailed explanation of the resolution within each of the items listed has been included with this Proxy.

This Proxy must be signed by you or your attorney duly authorized in writing or, in the case of a corporation, must either be under its common seal or under the hand of an officer or attorney duly authorized.

In order to be valid, this Proxy with the power of attorney or other authority, if any, under which it is signed, must be deposited with the transfer agent no later than 4:00 p.m., New York time, on June 14, 2009 in order to be counted in the Annual Meeting on June 15, 2009. You may also vote your shares in person at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

  FOLD AND DETACH HERE

TO THE HOLDERS OF
COMMON STOCK AND
SERIES A CONVERTIBLE
PREFERRED STOCK OF
ZHONGPIN INC.

BNY Mellon Shareowner Services (the “Transfer Agent”) has received the advice that the Annual Meeting of Stockholders of Zhongpin Inc. will be held in Beijing, China on June 15, 2009 at 10:00 a.m. (Beijing time), for the purposes set forth in the enclosed Notice of Meeting.

If you are desirous of having Messrs. Xianfu Zhu and Baoke Ben, or either of them, each with full power of substitution, to vote your shares of Common Stock or Series A Convertible Preferred Stock for or against the Resolutions to be proposed, or any of them, at the Annual Meeting, kindly execute and forward to BNY Mellon Shareowner Services the attached Proxy. The enclosed postage paid envelope is provided for this purpose. This Proxy should be executed in such manner as to show clearly whether you desire the proxies named herein, or either of them, to vote for or against the Resolutions or any of them, as the case may be. This Proxy MUST be forwarded in sufficient time to reach the Transfer Agent before 4:00 p.m., New York time, on June 14, 2009. Only the registered holders of record at the close of business on April 20, 2009 will be entitled to execute this Proxy.

BNY Mellon Shareowner Services

Dated: May 1, 2009

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